Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

     THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”) is dated as of the 4th day of February, 2005 among CROWN CRAFTS, INC., CHURCHILL WEAVERS, INC., HAMCO, INC. and CROWN CRAFTS INFANT PRODUCTS, INC. (collectively, the “Borrowers”), WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, N.A.), as Agent (the “Agent”) and WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, N.A.), BANC OF AMERICA STRATEGIC SOLUTIONS, INC. (assignee of Bank of America, N.A.) and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Lenders (collectively, the “Lenders”);

W I T N E S S E T H:

     WHEREAS, the Borrowers, the Agent and the Lenders executed and delivered that certain Credit Agreement, dated as of July 23, 2001, as amended by First Amendment to Credit Agreement dated as of September 28, 2001, Second Amendment to Credit Agreement dated as of November 25, 2002, Third Amendment to Credit Agreement dated as of February 10, 2003, Global Amendment Agreement dated as of April 29, 2003, Fifth Amendment to Credit Agreement dated as of August 1, 2003 and Sixth Amendment to Credit Agreement dated as of December 16, 2003 (as so amended, the “Credit Agreement”);

     WHEREAS, the Borrowers, the Agent and the Lenders have agreed to certain amendments to the Credit Agreement to change certain financial covenants contained therein, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Agent and the Lenders hereby covenant and agree as follows:

     1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     2. Amendment to SECTION 5.20(a). SECTION 5.20(a) hereby is deleted in its entirety, and the following is substituted therefor:

     (a) Minimum EBITDA. Consolidated EBITDA shall not be less than, for each Fiscal Quarter set forth below and the 3 immediately preceding Fiscal Quarters, the amount set forth below corresponding to such Fiscal Quarter:

Fiscal Quarter Ending	Minimum EBITDA
December 26, 2004	$7,000,000

April 3, 2005 through January 1, 2006	$5,500,000

April 2, 2006	$5,800,000

July 2, 2006 and each Fiscal Quarter thereafter	$6,400,000

     3. Amendment to SECTION 5.20(b). SECTION 5.20(b) hereby is deleted in its entirety, and the following is substituted therefor:

     (b) Debt/EBITDA Ratio. The Debt/EBITDA Ratio will not exceed, at the end of each Fiscal Quarter set forth below, calculated as to Debt as of such Fiscal Quarter and calculated as to Consolidated EBITDA for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters, the ratio set forth below corresponding to such Fiscal Quarter :

Fiscal Quarter Ending	Maximum Debt/EBITDA Ratio
December 26, 2004	4.00 to 1.00

April 3, 2005 through October 2, 2005	5.00 to 1.0

January 1, 2006 through July 2, 2006	4.75 to 1.00

October 1, 2006 and December 31, 2006	4.50 to 1.00

April 1, 2007 and each Fiscal Quarter thereafter	4.00 to 1.00

     4. Amendment to SECTION 5.20(d). SECTION 5.20(d) hereby is deleted in its entirety, and the following is substituted therefor:

(d) EBITDA/Cash Interest Ratio. The EBITDA/Cash Interest Ratio will not be less than, at the end of each Fiscal Quarter set forth below, for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters, the amount set forth below corresponding to such Fiscal Quarter:

Minimum EBITDA/Cash Interest
Fiscal Quarter Ending	Ratio
December 26, 2004	2.50 to 1.0

April 3, 2005 and July 3, 2005	2.00 to 1.0

October 2, 2005 and January 1, 2006	2.25 to 1.0

April 2, 2006 and each Fiscal Quarter thereafter	2.75 to 1.00

     5. Amendment to Exhibit G (Compliance Certificate). Exhibit G to the Credit Agreement hereby is deleted in its entirety, and Exhibit G attached hereto is substituted therefor.

     6. Restatement of Representations and Warranties. The Borrowers hereby restate and renew each and every representation and warranty heretofore made by them in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (except where reference is expressly made to a specific date, in which case such representation or warranty is true as of such earlier date) and with specific reference to this Seventh Amendment and all other loan documents executed and/or delivered in connection herewith.

     7. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     8. Ratification. The Borrowers hereby restate, ratify and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

     9. Counterparts. This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered (which may be by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     10. Section References. Section titles and references used in this Seventh Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     11. No Default. To induce the Agent and the Lenders to enter into this Seventh Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers arising out of or with respect to any of the Loans or other obligations of the Borrowers owed to the Lenders under the Credit Agreement.

     12. Further Assurances. The Borrowers agree to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

     13. Governing Law. This Seventh Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

     14. Conditions Precedent. This Seventh Amendment shall become effective only upon (i) execution and delivery (including by facsimile) of this Seventh Amendment by each of the parties hereto and (ii) payment to the Agent, for the ratable benefit of the Lenders, of an amendment fee in the amount of $25,000.

[SIGNATURES COMMENCE ON NEXT PAGE.]

     IN WITNESS WHEREOF, the Borrowers, the Agent and each of the Lenders has caused this Seventh Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

CROWN CRAFTS, INC.,			(SEAL)

By:	/s/ E. Randall Chestnut

	Name:	E. Randall Chestnut

	Title:	President and CEO

CHURCHILL WEAVERS, INC., HAMCO, INC. CROWN CRAFTS INFANT PRODUCTS, INC.			(SEAL)

By:	/s/ Amy Vidrine Samson

	Name:	Amy Vidrine Samson

	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, N.A.), as Agent and as a Lender			(SEAL)

By:	/s/ Monica H. Cole

	Name:	Monica H. Cole

	Title:	Director

BANC OF AMERICA STRATEGIC SOLUTIONS, INC. (assignee of Bank of America, N.A.), (SEAL) as a Lender

By:	/s/ Kevin Behan

	Name:	Kevin Behan

	Title:	Senior Vice President

THE PRUDENTIAL INSURANCE (SEAL) COMPANY OF AMERICA, as a Lender

By:	/s/ Billy Greer

	Name:	Billy B. Greer

	Title:	Senior Vice President

EXHIBIT G

COMPLIANCE CERTIFICATE

     Reference is made to the Credit Agreement dated as of July 23, 2001, as amended by First Amendment to Credit Agreement dated as of September 28, 2001, Second Amendment to Credit Agreement dated as of November 25, 2002, Third Amendment to Credit Agreement dated as of February 10, 2003, Global Amendment Agreement dated as of April 29, 2003, Fifth Amendment to Credit Agreement dated as of August 1, 2003, Sixth Amendment to Credit Agreement dated as of December 16, 2003 and Seventh Amendment to Credit Agreement dated as of February 4, 2005 (as so amended and as thereafter modified and supplemented and in effect from time to time, the “Credit Agreement”) by and among Crown Crafts, Inc., Churchill Weavers, Inc., Hamco, Inc. and Crown Crafts Infant Products, Inc. (collectively or individually, as the context shall require, the “Borrowers”), the Lenders from time to time parties thereto, and Wachovia Bank, National Association (successor by merger to Wachovia Bank, N.A.), as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     Pursuant to SECTION 5.01(c) of the Credit Agreement, __________________, the duly authorized __________________of the Borrowers, hereby certifies to the Agent and the Lenders that, as of the date hereof, (i) the information contained in the Compliance Certificate attached hereto is true, accurate and complete in all material respects and (ii) no Default is in existence. Fiscal periods that have passed and previously have been tested prior to the Seventh Amendment to Credit Agreement referred to above have been omitted from the information attached hereto.

CROWN CRAFTS, INC.			CHURCHILL WEAVERS, INC. HAMCO, INC. CROWN CRAFTS INFANT PRODUCTS, INC.

By:		(SEAL)	By:		(SEAL)
	Name:			Name:
	Title:			Title:

CROWN CRAFTS, INC.
COMPLIANCE CHECKLIST

1. Minimum EBITDA (Section 5.20(a))

    (a)    Minimum EBITDA. Consolidated EBITDA shall not be less than, for each Fiscal Quarter set forth below and the 3 immediately preceding Fiscal Quarters, the amount set forth below corresponding to such Fiscal Quarter:

Fiscal Quarter Ending	Minimum EBITDA
December 26, 2004	$7,000,000

April 3, 2005 through January 1, 2006	$5,500,000

April 2, 2006	$5,800,000

July 2, 2006 and each Fiscal Quarter thereafter	$6,400,000

(a)	Consolidated EBITDA	Schedule 1	$

Minimum Consolidated EBITDA			[$7,000,000]
[$5,500,000]
[$5,800,000]
[$6,400,000]

2. Debt/EBITDA Ratio (Section 5.20(b))

    (b)    Debt/EBITDA Ratio. The Debt/EBITDA Ratio will not exceed, at the end of each Fiscal Quarter set forth below, calculated as to Debt as of such Fiscal Quarter and calculated as to Consolidated EBITDA for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters, the ratio set forth below corresponding to such Fiscal Quarter :

Fiscal Quarter Ending	Maximum Debt/EBITDA Ratio
December 26, 2004	4.00 to 1.00

April 3, 2005 through October 2, 2005	5.00 to 1.0

January 1, 2006 through July 2, 2006	4.75 to 1.00

October 1, 2006 and December 31, 2006	4.50 to 1.00

April 1, 2007 and each Fiscal Quarter thereafter	4.00 to 1.00

(a)	Consolidated Debt	Schedule 2	$

(b)	Consolidated EBITDA	Schedule 1	$

(c)	actual ratio of (a) to (b)		___to 1.00

		Limitation:	(c) may not exceed [4.00 to 1.0]
[5.00 to 1.0]
[4.75 to 1.0]
[4.50 to 1.0]
[4.00 to 1.0]

3.       Senior Debt/EBITDA Ratio (Section 5.20(c))

The Senior Debt/EBITDA Ratio will not exceed, at the end of each Fiscal Quarter set forth below, calculated as to Senior Debt as of such Fiscal Quarter and calculated as to Consolidated EBITDA for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters, the ratio set forth below corresponding to such Fiscal Quarter:

Maximum Senior
Fiscal Quarter Ending	Debt/EBITDA Ratio
December 26, 2004	1.75 to 1.0

April 3, 2005 and thereafter	1.50 to 1.00

(a)	Consolidated Senior Debt	Schedule 2	$

(b)	Consolidated EBITDA	Schedule 1	$

(c)	actual ratio of (a) to (b)		___to 1.00

		Limitation:	(c) may not exceed [1.75 to 1.0]
[1.50 to 1.0]

4.      EBITDA/Cash Interest Ratio (Section 5.20(d))

The EBITDA/Cash Interest Ratio will not be less than, at the end of each Fiscal Quarter set forth below, for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters, the amount set forth below corresponding to such Fiscal Quarter:

Minimum EBITDA/Cash Interest
Fiscal Quarter Ending	Ratio
December 26, 2004	2.50 to 1.0

April 3, 2005 and July 3, 2005	2.00 to 1.0

October 2, 2005 and January 1, 2006	2.25 to 1.0

April 2, 2006 and each Fiscal Quarter thereafter	2.75 to 1.00

(a)	Consolidated EBITDA	Schedule 1	$

(b)	Cash Interest	Schedule 3	$

(c)	actual ratio of (a) to (b)		___to 1.00

		Limitation:	(c) may not exceed [2.50 to 1.0]
[2.00 to 1.0]
[2.25 to 1.0]
[2.75 to 1.0]

5.     Minimum Stockholders’ Equity (Section 5.20(e))

As of the end of each Fiscal Quarter, Stockholders’ Equity will not be less than the sum of (i) Stockholders’ Equity as of the Closing Date (after giving effect to the sale of its adult bedding line of business to its former management) plus (ii) 75% of the cumulative (since the Closing Date) Reported Net Income (excluding any Fiscal Quarter during which Reported Net Income is less than $0.00) of the Parent and the Subsidiaries.

(a)	Stockholders’Equity	$

(b)	Cumulative positive Reported Net Income since the Closing Date	$

(c)	75% of (b)	$

(d)	sum of (c) and $ [1]	$

Limitation: (a) must not be less than (d)

6. Capital Expenditures (Section 5.20(f))

No Borrower shall, nor shall it permit any Subsidiary to, make any expenditures (including obligations incurred under any lease) in any Fiscal Year that are required to be capitalized under GAAP in the aggregate for any Borrower and the Subsidiaries, on a consolidated basis, exceeding $500,000.

(a)	aggregate Capital Expenditures made to date in current Fiscal Year	$

Limitation: (a) may not exceed $500,000

[1]	Insert amount of Stockholders’ Equity as of the Closing Date

7. Operating Leases (Section 5.20(g))

No Borrower shall, nor shall it permit any Subsidiary to, enter into or remain or become liable upon any lease (other than intercompany leases between the Borrower and its Subsidiaries) which would be characterized as an operating lease under GAAP if the aggregate amount of all consolidated rents paid by the Borrower and its Subsidiaries under all such leases would exceed $3,000,000 in the first Fiscal Year following the Closing Date, with such amount increasing each Fiscal Year thereafter by an additional 5% of the amount in effect at the end of the preceding Fiscal Year.

(a)	aggregate amount of consolidated rents payable in current Fiscal Year	$

Limitation: (a) may not exceed [$3,000,000][2]

[2]	Increase after the first Fiscal Year by an additional 5% of the amount in effect at the end of the preceding Fiscal Year

Schedule 1

CONSOLIDATED EBITDA

(a)	Consolidated Net Income for:

	___quarter ___	$

	___quarter ___	$

	___quarter ___	$

	___quarter ___	$

(b)	depreciation and amortization expenses for:

	___quarter ___	$

	___quarter ___	$

	___quarter ___	$

	___quarter ___	$

(c)	Consolidated Interest Expense for:

	___quarter ___	$

	___quarter ___	$

	___quarter ___	$

	___quarter ___	$

(d)	income tax expense included in Consolidated Net Income for:

	___quarter ___	$

	___quarter ___	$

	___quarter ___	$

	___quarter ___	$

Schedule 2

CONSOLIDATED DEBT AND CONSOLIDATED SENIOR DEBT

CONSOLIDATED DEBT3

(a)	obligations for borrowed money	$

(b)	payment obligations evidenced by bonds, debentures notes or other similar instruments	$

(c)	obligations to pay the deferred purchase price of property or services, except trade accounts payable and accrued expenses arising in the ordinary course of business	$

(d)	obligations as lessee under capital leases or leases for which the Borrowers Person retain tax ownership of the property subject to a lease	$

(e)	obligations to reimburse any bank or other Person in respect of amounts payable under a banker’s acceptance	$

(f)	Redeemable Preferred Stock	$

(g)	obligations to reimburse any bank or other Person in respect of amounts paid or undrawn amounts available to be paid under a letter of credit or similar instrument	$

(h)	Debt of others secured by a Lien on any asset of any Borrower, whether or not such Debt is assumed by such Borrower	$

(i)	obligations with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements, other than commodity hedging agreements entered into as risk protection rather than as an investment (each valued as the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to in the applicable agreement, if any)	$

[3]	Exclude Contingent Interest and amounts payable pursuant to SECTION 2.06(a) of the Senior Subordinated Notes Purchase Agreement

(j)	Debt of others Guaranteed by any Borrower	$

(k)	CONSOLIDATED DEBT (sum of (a) through (i))	$

CONSOLIDATED SENIOR DEBT

(l)	Subordinated Debt	$

(m)	CONSOLIDATED SENIOR DEBT ((j) less (k))	$

Schedule 3

CASH INTEREST

(a)	interest on Revolving Loans	$

(b)	interest on Term Loans at Cash Contract Rate	$

(c)	interest on Senior Subordinated Debt	$

(d)	CASH INTEREST (sum of (a), plus (b), plus (c))	$